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                       Securities and Exchange Commission
                             Washington, D.C. 20549
                          ____________________________



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 6, 2001


                        LEVEL JUMP FINANCIAL GROUP, INC.


             (Exact name of registrant as specified in its charter)


             Florida                                           1-12023
(State or other jurisdiction of incorporation)           (Commission File No.)


         4545 Post Oak Place
         Suite 175
         Houston Texas                                        77027
(Address of principal executive offices)                   (Postal Code)


        Registrant's telephone number, including area code:(713) 961-4004



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67073.1
Item 4. Changes in Registrant's Certifying Accountant

         (a)      Previous independent accountants

                  (i) On December 6, 2001, Simon Krowitz Bolin & Associates, P.A., the independent accountants to Level Jump Financial Group, Inc. ("Registrant") resigned.

                  (ii) The reports of Simon Krowitz Bolin & Associates P.A. for the fiscal year 2000 and of BDO Dunwoody, LLP for the fiscal year 1999 on the specified consolidated financial statements contained no adverse opinion or disclaimer of opinion.

                  (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants on December 6, 2001.

                  (iv) In connection with its audits for the two most recent fiscal years and review of the unaudited financial statements through December 6, 2001, there have been no disagreements with either Simon Krowitz Bolin & Associates, P.A. or BDO Dunwoody, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Simon Krowitz Bolin & Associates, P.A. or BDO Dunwoody, LLP would have caused them to make reference thereto in their report on the consolidated financial statements for such years.

                  (v) During the two most recent fiscal years and through December 6, 2001, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

                  (vi) The Registrant has requested that Simon Krowitz Bolin & Associates, P.A. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated December 6, 2001, is filed as Exhibit 16.2 to this Form 8-K.

         (b)      New independent accountants

                  The Registrant engaged Eric Bolin CPA, P.A. as its new independent accountants as of December 6, 2001. During the two most recent fiscal years and through December 6, 2001, the Registrant has not consulted with Eric Bolin CPA, P.A. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 7.  Financial Statement and Exhibits

         (c)      The following documents are filed herewith as exhibits:

                  16.1 Letter from Simon Krowitz Bolin & Associates, P.A. dated December 6, 2001


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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this first amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       LEVEL JUMP FINANCIAL GROUP, INC.



                                       /s/ Marc H. Nathan
                                       -----------------------------
                                       Name:  Marc H. Nathan
                                       Title: Vice President and Secretary


Date: December 11, 2001